Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Enumeral Biomedical Holdings, Inc. (the “Company”) for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kevin G. Sarney, Vice President of Finance, Principal Accounting Officer and Treasurer of the Company, hereby certifies, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2014	/s/ Kevin G. Sarney
Kevin G. Sarney
Vice President of Finance, Principal Accounting Officer and Treasurer
(Principal Financial Officer)